UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report: February 15, 2023
(Date of earliest event reported)
SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland				1-12616	38-2730780
(State of Incorporation)				Commission file number	(I.R.S. Employer Identification No.)

27777 Franklin Rd.	Suite 300,	Southfield,	Michigan		48034
(Address of Principal Executive Offices)					(Zip Code)
(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On February 15, 2023, the Board of Directors (the “Board”) of Sun Communities, Inc. (the “Company”) approved and adopted the Company’s Fourth Amended and Restated Bylaws (the “Bylaws”). Article II, Section 17 was added to the Bylaws to implement the Proxy Access Bylaw (as defined below).

The Bylaws permit eligible stockholders to nominate candidates for election to the Board and to include such nominees in the Company's proxy statement for any annual meeting of stockholders in accordance with procedures providing for proxy access (the “Proxy Access Bylaw”). The Proxy Access Bylaw may be used by an eligible stockholder, or group of up to 20 eligible stockholders, that has continuously owned at least 3% of the outstanding shares of the Company’s common stock, measured as of both the date the proxy access notice is delivered or received by the Company in accordance with the Proxy Access Bylaw and the record date for determining stockholders entitled to vote at the applicable annual meeting (the "Required Shares"), for at least the three-year period preceding and including the date of submission of the proxy access notice, and that intends to continue to hold the Required Shares for at least one year following the date of the annual meeting, provided that the eligible stockholder(s) and the director nominee(s) satisfy the requirements specified in the Proxy Access Bylaw. The Proxy Access Bylaw further provides that the number of stockholder nominees included in the Company’s proxy statement for an annual meeting will not exceed the greater of (i) two directors, or (ii) 20% of the total number of directors of the Company as of the last day on which a proxy access notice may be submitted, rounded down to the closest whole number, subject to reduction in the event a director has been elected to the Board through proxy access at one of the three immediately preceding annual meetings of the Company’s stockholders and whose reelection at such annual meeting is being recommended by the Board.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Description

3.1    Fourth Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: February 21, 2023	By:	/s/ Fernando Castro-Caratini
Fernando Castro-Caratini, Executive Vice President, Chief Financial Officer, Secretary and Treasurer